FCNB CORP
                                  FORM OF PROXY
FRONT

                                    FCNB CORP
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of FCNB Corp hereby appoints Kenneth E. Fogle, Edwin J. Reading and William M. Moore, and each of them, the lawful attorneys and proxies of the undersigned, with full power of substitution, to vote as designated below all shares of Common Stock of FCNB Corp which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 16, 1996, and at any and all adjournments thereof:

 (1) ELECTION OF DIRECTORS:

----   FOR all nominees listed   ----   WITHHOLD AUTHORITY to      ----  ABSTAIN
----   below (except as marked   ----   vote for all nominees      ----
       to the contrary)                 listed below

     Bernard L. Grove, Jr., Frank L. Hewitt, III, Ramona C. Remsberg, Kenneth W. Rice, Rand D. Weinberg

     (INSTRUCTION: To withhold authority for any individual nominee strike a line through the nominee's name in the list above.)

     (2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   (Continued and to be signed on other side)



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BACK

     Shares represented by all properly executed proxies will be voted (or the vote on such matters will be withheld on specific matters) in accordance with instructions appearing on the proxy. In the absence of specific instructions to the contrary, proxies will be voted FOR the Election of Directors.

             Dated____________________________________________,1996


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                                   (Signature)

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                                   (Signature)
(PLEASE SIGN AS NAME(S) APPEARS AT LEFT. IF JOINT ACCOUNT, BOTH JOINT OWNERS MUST SIGN.)



    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE PERSON(S) GRANTING IT PRIOR TO ITS EXERCISE.